Exhibit 99.1

                GLOBAL PAYMENTS REPORTS THIRD QUARTER EARNINGS

    ATLANTA, March 31 /PRNewswire-FirstCall/ -- Global Payments Inc. (NYSE: GPN) today announced results for its third fiscal quarter ended February 28, 2006. The company's prior period earnings per share results and share amounts reflect the retroactive effect of its two-for-one stock split, which was completed through a stock dividend that was distributed on October 28, 2005.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20010221/ATW031LOGO )

    For the third quarter, revenue grew 15 percent to $225.2 million compared to $195.5 million in the prior year quarter. Net income grew 39 percent to $30.1 million compared to $21.6 million in the prior year quarter, and diluted earnings per share grew 33 percent to $0.36 compared to $0.27 in the prior year quarter.

    For the nine months ended February 28, 2006, revenue grew 16 percent to $669.3 million compared to $576.7 million in the prior year period. Excluding restructuring charges for the nine months ended February 28, 2006 (see attached reconciliation schedule), net income grew 34 percent to $92.7 million from $69.4 million in the prior year period, and diluted earnings per share grew 30 percent to $1.13 from $0.87 in the prior year period.

    In accordance with GAAP, the nine month period net income and diluted earnings per share include restructuring charges of $1.9 million ($1.2 million, net of tax) and $0.01 per diluted share, respectively, relating to the completion of a planned operating center consolidation, which was announced in July 2005. These charges consisted of employee termination benefits and facility-related closing costs. For the nine months ended February 28, 2006, GAAP net income and diluted earnings per share were $91.5 million and $1.12, respectively.

    Comments and Outlook

    Chairman, President and CEO, Paul R. Garcia, stated, "We are once again pleased with our solid quarterly financial results, which primarily reflect continued strength in our North American direct merchant channels and our DolEx-branded consumer money transfer channel. We also continue to achieve solid progress toward completing our announced Asia-Pacific joint venture with HSBC. Based on our results, we are raising our fiscal 2006 annual revenue guidance to a range of $896 million to $903 million, or 14% to 15% growth versus $784 million in fiscal 2005. We are also raising our fiscal 2006 annual diluted earnings per share guidance (excluding restructuring and other charges in the current and prior fiscal year) to a range of $1.48 to $1.51 for growth of 24% to 27% versus $1.19 in fiscal 2005."(1)

    Conference Call

    Global Payments will hold a conference call today, March 31, 2006 at 10:30 a.m. ET to discuss financial results and business highlights. The conference call may be accessed by calling 1-888-791-2132 (U.S.) or 1-517-623-4000
(internationally) and using a pass code of "GPN" for both numbers, or via Web cast at http://www.globalpaymentsinc.com. A replay of the call will be available on the Global Payments Web site through April 14, 2006.

    Global Payments Inc. (NYSE: GPN) is a leading provider of electronic transaction processing services for consumers, merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Latin America and Europe. Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. The company also provides consumer money transfer services from the U.S. and Europe to destinations in Latin America, Morocco and the Philippines. For more information about the company and its services, visit http://www.globalpaymentsinc.com.

        (1) Fiscal 2005 diluted earnings per share was $1.16 on a GAAP basis, which reflects restructuring and other charges of $2.4 million, net of tax, or $0.03 diluted earnings per share.

    This announcement and comments made by Global Payments' management during the conference call may contain forward-looking statements pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve risks and uncertainties such as product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, foreign currency risks, costs of capital, continued certification by credit card associations, the ability to consummate and integrate acquisitions (including the previously announced joint venture with HSBC in the Asia-Pacific region), and other risks detailed in the company's SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

     Contact: Jane M. Forbes
              770-829-8234 Voice
              770-829-8267 Fax
              investor.relations@globalpay.com

                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                      GLOBAL PAYMENTS INC. AND SUBSIDIARIES

                      (In thousands, except per share data)

                                                    Three Months Ended
                                                       February 28,
                                               ----------------------------
                                                   2006             2005
                                               ------------    ------------
Revenues                                       $    225,159    $    195,526

Operating expenses:
     Cost of service                                 88,863          87,378
     Sales, general and administrative               88,161          69,929
                                                    177,024         157,307

Operating income                                     48,135          38,219

Other income (expense):
     Interest and other income                        2,172             793
     Interest and other expense                      (1,695)         (2,969)
                                                        477          (2,176)

Income before income taxes and
 minority interest                                   48,612          36,043
Provision for income taxes                          (16,577)        (12,716)
Minority interest, net of tax                        (1,924)         (1,704)
          Net income                           $     30,111    $     21,623

Earnings per share:
          Basic                                $       0.38    $       0.28(1)
          Diluted                              $       0.36    $       0.27(1)

Weighted average shares outstanding:
          Basic                                      79,219          77,412(1)
          Diluted                                    82,771          80,206(1)

(1) All share and per share amounts reflect the retroactive effect of the company's two-for-one stock split.

                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                      GLOBAL PAYMENTS INC. AND SUBSIDIARIES

                      (In thousands, except per share data)

                                                     Nine Months Ended
                                                       February 28,
                                               ----------------------------
                                                   2006            2005
                                               ------------    ------------
Revenues                                       $    669,288    $    576,666

Operating expenses:
     Cost of service                                268,957         247,168
     Sales, general and administrative              249,766         208,887
     Restructuring                                    1,878               -
                                                    520,601         456,055

Operating income                                    148,687         120,611

Other income (expense):
     Interest and other income                        4,606           1,509
     Interest and other expense                      (5,017)         (6,446)
                                                       (411)         (4,937)

Income before income taxes and
 minority interest                                  148,276         115,674
Provision for income taxes                          (50,562)        (40,812)
Minority interest, net of tax                        (6,252)         (5,463)
          Net income                           $     91,462    $     69,399

Earnings per share:
          Basic                                $       1.16    $       0.90(1)
          Diluted                              $       1.12    $       0.87(1)

Weighted average shares outstanding:
          Basic                                      78,660          76,896(1)
          Diluted                                    81,892          79,468(1)

(1) All share and per share amounts reflect the retroactive effect of the company's two-for-one stock split.

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      GLOBAL PAYMENTS INC. AND SUBSIDIARIES

                                 (In thousands)

                                               February 28,       May 31,
                                                   2006            2005
                                               ------------    ------------
                                               (Unaudited)
Assets
Cash and cash equivalents                      $    213,143    $     48,979
Accounts receivable, net                             59,892          54,932
Claims receivable, net                                1,058             937
Settlement processing assets                         21,790          63,435
Other current assets                                 22,232          21,707
        Current assets                              318,115         189,990

Property and equipment, net                         102,730         104,173
Goodwill                                            382,475         372,744
Other intangible assets, net                        168,075         175,006
Other assets                                         10,591          11,592
                Total assets                   $    981,986    $    853,505

Liabilities & Shareholders' Equity
Line of credit                                 $          -    $     50,000
Line of credit with CIBC                                  -           8,606
Settlement processing obligations                    72,087          27,394
Payable to money transfer beneficiaries               7,488           5,694
Accounts payable and other accrued
 liabilities                                         85,312          88,067
Notes payable                                             -           1,347
Obligations under capital leases-
 current portion                                      1,127           1,695
        Current liabilities                         166,014         182,803

Obligations under capital leases                          -             746
Other accrued liabilities                            85,559          75,266
        Total liabilities                           251,573         258,815

Minority interest in equity of
 subsidiaries                                        12,956          16,340
Shareholders' equity                                717,457         578,350
                Total liabilities &
                 shareholders' equity          $    981,986    $    853,505

            UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
                      GLOBAL PAYMENTS INC. AND SUBSIDIARIES

                                 (In thousands)

                                                       Nine Months
                                                    Ended February 28,
                                               ----------------------------
                                                   2006            2005
                                               ------------    ------------
Cash flows from operating activities:
   Net income                                  $     91,462    $     69,399
   Non-cash items
      Depreciation and amortization                  30,676          33,394
      Minority interest in earnings                   6,252           5,516
      Other, net                                     25,823          25,441
   Changes in working capital, which
    provided (used) cash
      Settlement processing                          83,572          51,159
      Other, net                                     (9,726)          3,118
         Net cash provided by
          operating activities                      228,059         188,027

Cash flows from investing activities:
   Capital expenditures                             (17,835)        (27,639)
   Business acquisitions, net of
    cash acquired                                    (3,379)        (30,490)
         Net cash used in investing
          activities                                (21,214)        (58,129)

Cash flows from financing activities:
   Net payments on line of credit                   (50,000)        (36,400)
   Net payments on line of credit
    with CIBC                                        (8,606)        (72,766)
   Principal payments under capital
    leases and other notes                           (2,661)         (9,755)
   Net stock issued to employees
    under stock plans and dividends                  15,724          13,350
   Distributions to minority interests               (7,889)         (7,507)
         Net cash used in financing
          activities                                (53,432)       (113,078)

Effect of exchange rate changes on cash              10,751           6,910

Increase in cash and cash equivalents               164,164          23,730
Cash and cash equivalents, beginning
 of period                                           48,979          34,472
Cash and cash equivalents, end of
 period                                        $    213,143    $     58,202

                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                      GLOBAL PAYMENTS INC. AND SUBSIDIARIES

                      (In thousands, except per share data)

                                                          2006                              2005
Nine Months Ended February 28,        Normalized    Restructuring (1)       GAAP            GAAP
---------------------------------   ------------    ----------------    ------------    ------------
Revenue                             $    669,288    $              -    $    669,288    $    576,666

Operating expenses:
   Cost of service                       268,957                   -         268,957         247,168
   Sales, general and
    administrative                       249,766                   -         249,766         208,887
   Restructuring                               -               1,878           1,878               -
                                         518,723               1,878         520,601         456,055

Operating income                         150,565              (1,878)        148,687         120,611

Other income/(expense):
   Interest and other income               4,606                   -           4,606           1,509
   Interest and other expense             (5,017)                  -          (5,017)         (6,446)
                                            (411)                  -            (411)         (4,937)

Income before income taxes               150,154              (1,878)        148,276         115,674
Provision for income taxes               (51,202)                640         (50,562)        (40,812)
Minority interest, net of tax             (6,252)                  -          (6,252)         (5,463)
Net income                          $     92,700    $         (1,238)   $     91,462    $     69,399

 Basic shares                             78,660                   -          78,660          76,896(2)
 Basic earnings per share           $       1.18    $          (0.02)   $       1.16    $       0.90(2)

 Diluted shares                           81,892                   -          81,892          79,468(2)
 Diluted earnings per share         $       1.13    $          (0.01)   $       1.12    $       0.87(2)


(1) Relates to severance and facility related costs resulting from planned facility closures, as well as the related income tax benefit.

(2) All share and per share amounts reflect the retroactive effect of the company's two-for-one stock split.

SOURCE  Global Payments Inc.
    -0-                             03/31/2006
    /CONTACT: Jane M. Forbes of Global Payments Inc., +1-770-829-8234, or fax, +1-770-829-8267, or investor.relations@globalpay.com/
    /Photo:  http://www.newscom.com/cgi-bin/prnh/20010221/ATW031LOGO
             AP Archive:  http://photoarchive.ap.org
             PRN Photo Desk, photodesk@prnewswire.com/
    /Web site:  http://www.globalpaymentsinc.com/